UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 27, 2007 (Date of earliest event reported)
Ventana Medical Systems, Inc. (Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-20931 (Commission File Number)	94-2976937 (IRS Employer Identification Number)

1910 E. Innovation Park Drive, Tucson (Address of principal executive offices)		85755 (Zip Code)
520-887-2155 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
(See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 27, 2007, Ventana Medical Systems, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

(d) The following items are filed as exhibits to this report:

99.1

            99.1       Press Release of Ventana Medical Systems, Inc. dated April 27, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2007	VENTANA MEDICAL SYSTEMS, INC. By: /s/ Nicholas Malden Nicholas Malden Senior Vice President, Chief Financial Officer and Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Ventana Medical Systems, Inc. dated April 27, 2007